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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment # 2 to Registration Statement on Form S-3 of our report dated March 23, 2001, included in Open Market, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Amendment # 2 to Registration Statement.

/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP


Boston, Massachusetts
July 19, 2001